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Exhibit 10.5

                            FIRST AMENDMENT TO LEASE

     This First Amendment to Lease dated June 6, 1995, for reference purposes only, by and between CalProp, L.P., a California Limited Partnership ("Landlord") and SBE, Inc., a California Corporation ("Tenant") is made in view of the following facts and circumstances:

A. PacTel Properties - California, a California Corporation, and SBE, Inc., a California Corporation, entered into a Lease dated November 2, 1992 for sixty three thousand three hundred seventy three (63,373) rentable square feet ("Premises") located on the ground floor, 4550 Norris Canyon Road, San Ramon, California (the "Lease").

B. PacTel Properties - California, a California Corporation, has assigned the Lease to CalProp, L.P., a California Limited Partnership, hereinafter referred to as "Landlord".

     The parties hereto desire to modify the terms of the Lease as stated below:

1. The Term of this Lease is hereby extended so that the Expiration Date shall be April 3, 2006.

2.   Base Monthly Rent is hereby amended as follows:

     July 1, 1995 - December 31, 1995        Rent is abated
     January 1, 1996 - March 31, 1996        $0.70 psf of Net Rentable Area
     April 1, 1996 - March 31, 2000          $0.75 psf of Net Rentable Area
     April 1, 2000 - March 31, 2006          $0.84 psf of Net Rentable Area

     Except as modified by this First Amendment to Lease, all of the terms and conditions of the Lease shall be applicable to the Premises and shall also remain in full force and effect. In the event of any conflict between the terms of this First Amendment and the terms of the Lease, the terms of this First Amendment shall control.

LANDLORD                                TENANT

CALPROP, L.P.,                          SBE, INC.,
a California Limited Partnership        a California Corporation
By: LAMCO CalFront Management, Inc.,
     as authorized agent

By: /s/ David J. Gaulton                By: /s/ Timothy J. Repp
    --------------------                    -------------------
Its: President                          Its: Chief Financial Officer, V.P.
     ---------                               Finance
                                             -----------------------------
Date: July 26, 1995                     Date: July 20, 1995
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